UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2009

CROFF ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Utah	000-16731	87-0233535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 North Maple Drive, Suite 208

Beverly Hills, CA 90210

(Address of principal executive offices and Zip Code)

(424) 239-6781

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change in Directors Serving on our Board

On August 14, 2009, the Company’s Board of Directors accepted the resignation of Sky Kelley as a director and elected Robert Cambridge and Charles Richardson as new directors. After instituting these changes, the following individuals comprise all of the directors of the Company:

Robert Cambridge

Andrew Golden

Charles Richardson

Kimberly Sarubbi

Robin Tjon

Following is a biographical sketch of our new directors:

Robert Cambridge

From 2005 to the present, Mr. Cambridge has served as Vice President Marketing and Distribution Ablaze Global Entertainment, a multi-platform media consulting firm. From 2007 to 2008, he served as Manager New Business Development and Urban Partnerships of Premiere Radio Networks, a division of Clear Channel Communications, where he was responsible for selling all radio broadcast properties including Rush Limbaugh, Dr. Laura and Steve Harvey Radio. From 2004 to 2006, Mr. Cambridge served as Executive Vice President of African American Medical Network, Inc., a place-based media company that produced and delivered educational programming DVDs and the first company of its kind to target the African-American viewing audience. From 1997 to 2004, he served as President of Ablaze Entertainment where he was responsible for over 30 producers in the cable and broadcast business selling television shows and films. From 1994 to 2004, he served as entertainment marketing consultant with Cambridge Media Group. From 1989 to 1994, he served as Vice President of Marketing for Tribune Entertainment, a division of the Tribune Company of Chicago, where he was responsible for forming a target marketing division to reach the niche market of African-American television.

Charles Richardson

Since 2006, Charles Richardson has served as Partner and Chief Strategist for FMV Consultants, LLC, an opportunity development and strategic planning firm. From 2005 to 2006, he served as Sr. Vice President, Chief Marketing Officer and director of Medical Media Television, Inc., a place-based media company that produced and delivered educational programming DVDs to the veterinarian industry and to medical offices including those serving the African-American community. In 2004, he co-founded African-American Medical Network, Inc., the first company of its kind to target the African-American viewing audience, where he served as Chairman of the Board, President, Chief Executive Officer and Treasurer until the network was acquired by Medical Media Television in 2005. From 2001 to 2004, he served as Director of Healthcare Marketing with Footsteps Communications, the multicultural affiliate of the worldwide communications company Omnicom. He was instrumental in developing the agency’s healthcare practice, a first at an advertising and marketing agency specializing in the Urban Consumer Markets. From 1996 to 2001, he served as President of Triad Communications, Inc., marketing and advertising communications company specializing in the African-American market provided market research, public relations, sales promotion, and strategic planning to Fortune 1000 companies, the healthcare industry and government agencies.

Mr. Richardson is a marketing and communications expert who has specialized in the urban consumer market for more than 25 years. His special expertise in the African American consumer market has led to many accomplishments, including: (i) creating award winning, image enhancing, communications and community outreach campaigns that successfully generated bottom-line results; (ii) implementing successful communications programs for healthcare clients to educate and inform target audiences about best practices, preventative care, and treatments for asthma, AIDS, stress and high blood pressure, and diabetes; and (iii) corporate involvements with assignments in managerial market research positions at Squibb, Beechnut, and Lever Brothers. In 1972, he founded the first marketing research company in the United States to focus exclusively on the Black and Hispanic consumer markets. He served on Syracuse University’s Public Relations Advisory Council for over 8 years. He is currently a board member of the Coppin State University Development Foundation and serves as the Board Chair of the Foundation for Sports Conditioning, Inc.

Change in Officers

On August 14, 2009, the Company’s Board of Directors accepted the resignation of Sky Kelley as its President and Chief Executive Officer. The Company’s Board of Directors then appointed Robert Cambridge as its President and Chief Executive Officer and appointed Donald R. Mastropietro to hold additional offices. Officers of the Company serve at the pleasure of the Board. After instituting these changes, the following individuals comprise all of the officers of the Company:

Robert Cambridge	President and Chief Executive Officer
Donald R. Mastropietro	Chief Financial Officer, Vice President Finance, Treasurer
Robin Tjon	Secretary

During the past five years, none of the above listed officers or directors:

1.	Have been the subject of any bankruptcy petition filed by or against any business of which they were a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

2.	Have been convicted in a criminal proceeding or been subject to a pending criminal proceeding.

3.	Have been the subject of an order, judgment, or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities.

4.	Have been the subject of an order, judgment, or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limited for more than 60 days their rights to engage in any business, securities or banking activities, or to be associated with persons engaged in any such activity.

5.	Have been found by a court of competent jurisdiction in a civil action or by the Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated.

6.	Have been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired:

None.

(b)	Pro Forma Financial Information:

None.

(c)	Shell Company Transactions:

None.

(d)	Exhibits:

Exh. No.	Date	Document
10.01	August 14, 2009	Resignation of Sky Kelley*

*	Filed herewith.

(Remainder of page intentionally left blank.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2009	CROFF ENTERPRISES, INC.

	By:	/s/ Robert Cambridge
Robert Cambridge
Chief Executive Officer